UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

September 2, 2008

(Date of earliest event reported)

TEAM FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

KANSAS

000-26335

48-1017164

(State or other jurisdiction

(Commission

(I.R.S. Employer

of incorporation)	File Number)	Identification No.)

8 West Peoria, Suite 200, Paola, Kansas, 66071

(Address of principal executive offices) (Zip Code)

Registrant’s telephone, including area code:  (913) 294-9667

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement.

Section 2 – Financial Information

Item 2.04 – Triggering Events that Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

Section 5 – Corporate Governance and Management

Item 5.03 – Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Section 8 – Other Events

Item 8.01 – Other Events.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Financial Statements and Exhibits.

Signature

Exhibit Index

Exhibit 3.2(a) Amended and Restated Bylaws of Team Financial, Inc. dated September 5, 2008.

Exhibit 10.32. Consent Order dated September 2, 2008 issued by the Comptroller of the Currency in the matter of TeamBank, N.A., Paola, Kansas.

Exhibit 10.33. Stipulation and Consent to the Issuance of a Consent Order dated September 2, 2008 between the Comptroller of the Currency and TeamBank, N.A., Paola, Kansas.

Exhibit 10.34. Consent Order dated September 3, 2008 issued by the Comptroller of the Currency in the matter of Colorado National Bank, Colorado Springs, Colorado.

Exhibit 10.35. Stipulation and Consent to the Issuance of a Consent Order dated September 3, 2008 between the Comptroller of the Currency and Colorado National Bank, Colorado Springs, Colorado.

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 2, 2008, pursuant to a Stipulation and Consent to the Issuance of a Consent Order, TeamBank, N.A. (“TeamBank”), a wholly owned subsidiary of Team Financial, Inc. (the “Registrant”) consented and agreed to the issuance of a Consent Order (the “TeamBank Order”) by the Office of the Comptroller of Currency (the “OCC”), TeamBank’s primary banking regulator.  Among other things, the TeamBank Order requires TeamBank to appoint a compliance committee to monitor TeamBank’s compliance with the TeamBank Order; within 120 days develop a three year strategic plan establishing objectives for TeamBank; within 120 days develop a capital plan and increase Tier 1 capital to at least 8% of adjusted total assets and Tier 1 capital to at least 10% of risk-weighted assets or approximately $3.5 million of new capital; appoint a new senior loan officer; develop within 30 days and maintain a liquidity management program that assesses TeamBank’s current and expected funding needs and ensures that sufficient funds or access to funds exists to meet those needs; take action to protect TeamBank’s interest in assets criticized by the OCC; implement and adhere to a written credit policy to improve TeamBank’s loan portfolio management; obtain current independent appraisals on any loan in excess of $500,000 that is secured by real property where borrower has failed to comply with contractual terms of the loan agreement and an analysis of current financial information does not demonstrate the ongoing ability of the borrower or guarantor to perform in accordance with the contractual terms of the loan agreement; continue to employ an independent review annually of the lending function; establish a program designed to manage the risk of TeamBank’s commercial real estate loan portfolio; and establish a program for the maintenance of an adequate allowance for loan and lease losses.  TeamBank neither admitted nor denied wrongdoing in consenting to the TeamBank Order.  The foregoing description of the TeamBank Order is qualified in its entirety by reference to the terms of the TeamBank Order, which is attached hereto as Exhibit 10.32 and incorporated by reference herein.

On September 3, 2008, pursuant to a Stipulation and Consent to the Issuance of a Consent Order, Colorado National Bank (“CNB”), a wholly owned subsidiary of the Registrant consented and agreed to the issuance of a Consent Order (the “CNB Order”) by the Office of the Comptroller of Currency (the “OCC”), CNB’s primary banking regulator.  Among other things, the CNB Order requires CNB to appoint a compliance committee to monitor CNB’s compliance with the CNB Order; within 120 days develop a three year strategic plan establishing objectives for CNB; within 120 days develop a capital plan and increase Tier 1 capital to at least 8% of adjusted total assets and Tier 1 capital to at least 10% of risk-weighted assets or approximately $1.6 million of new capital; appoint a new senior loan officer; develop within 30 days and maintain a liquidity management program that assesses CNB’s current and expected funding needs and ensures that sufficient funds or access to funds exists to meet those needs; take action to protect CNB’s interest in assets criticized by the OCC; implement and adhere to a written credit policy to improve CNB’s loan portfolio management; obtain current independent appraisals on any loan in excess of $300,000 that is secured by real property where borrower has failed to comply with contractual terms of the loan agreement and an analysis of current financial information does not demonstrate the ongoing ability of the borrower or guarantor to perform in accordance with the contractual terms of the loan agreement; continue to employ an independent review annually of the lending function; establish a program designed to manage the risk of CNB’s commercial real estate loan portfolio; and establish a program for the maintenance of an adequate allowance for loan and lease losses.  CNB neither admitted nor denied wrongdoing in consenting to the CNB Order.  The foregoing description of the CNB Order is qualified in its entirety by reference to the terms of the CNB Order, which is attached hereto as Exhibit 10.34 and incorporated by reference herein.

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.04 – TRIGGERING EVENTS THAT ACCELERATE OR INCREASE A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT.

On September 2, 2008, the Registrant determined that it was in breach of the Revolving Credit Agreement, dated March 18, 2004 and amended effective June 30, 2008 (the “Credit Agreement”) by and between the Registrant and U.S. Bank, N.A. (“U.S. Bank”) as a result of receiving the TeamBank Order and subsequently the CNB Order (collectively, the “Breach”).  Accordingly, U.S. Bank may declare any outstanding balance and interest thereon due and payable.

The Registrant is currently in discussions with U.S. Bank in order to seek a waiver or forbearance of the Breach or to amend the Credit Agreement.  There can be no assurance that the Registrant will be able to obtain a waiver, forbearance or amendment or that such a waiver, forbearance or amendment would be on terms acceptable to the Registrant.  If the Registrant is unable to obtain a waiver from U.S. Bank, it could have a material adverse effect on the Registrant’s business, financial condition, results of operations and cash flows.  As of September 5, 2008, the Registrant had approximately $4 million of borrowings outstanding under the Credit Agreement.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.03 – AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On September 5, 2008, the Board of Directors of the Registrant approved an amendment to the Bylaws (the “Amendment”).  The Bylaws previously provided for a classified board with Class I, Class II and Class III with each class electing three directors every three years to serve three year terms.  The Amendment reduces the number of directors in Class I from three to two and limits the total number of directors to eight pursuant to the Bicknell Agreement entered into by the Registrant and the Bicknell Group dated June 16, 2008, which was filed as an exhibit to our Form 8-K filed on June 18, 2008.

In addition, Article II, Section 5 and Article III were amended to remove references to cumulative voting.

The foregoing summary of the Amendment is qualified in its entirety by reference to the Amendment to the Amended and Restated Bylaws of the Registrant, attached hereto as Exhibit 3.2(a) and is incorporated by reference herein.

SECTION 8 – OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

Recently, the Registrant has held discussions with the Federal Reserve Bank of Kansas City as a result of the financial and regulatory issues facing our subsidiary banks together with concerns regarding the Registrant’s cash flow, leverage, liquidity, capital and earnings, and thus, the Registrant anticipates entering into a formal supervisory action in the near future.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired:

Not applicable.

(b)	Pro forma financial information:

Not applicable.

(c)	Shell company transactions:

Not applicable.

(d)	Exhibits:

Exhibit 3.2(a) Amended and Restated Bylaws of Team Financial, Inc. dated September 5, 2008.

Exhibit 10.32. Consent Order dated September 2, 2008 issued by the Comptroller of the Currency in the matter of TeamBank, N.A., Paola, Kansas.

Exhibit 10.33. Stipulation and Consent to the Issuance of a Consent Order dated September 2, 2008 between the Comptroller of the Currency and TeamBank, N.A., Paola, Kansas.

Exhibit 10.34. Consent Order dated September 3, 2008 issued by the Comptroller of the Currency in the matter of Colorado National Bank, Colorado Springs, Colorado.

Exhibit 10.35. Stipulation and Consent to the Issuance of a Consent Order dated September 3, 2008 between the Comptroller of the Currency and Colorado National Bank, Colorado Springs, Colorado.

SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM FINANCIAL, INC.

	By:	/s/ Bruce R. Vance
Bruce R. Vance,
Interim Chief Financial Officer

Date: September 8, 2008

Exhibit Index

Exhibit No.	Description
3.2(a)	Amended and Restated Bylaws of Team Financial, Inc. dated September 5, 2008.

10.32	Consent Order dated September 2, 2008 issued by the Comptroller of the Currency in the matter of TeamBank, N.A., Paola, Kansas.

10.33	Stipulation and Consent to the Issuance of a Consent Order dated September 2, 2008 between the Comptroller of the Currency and TeamBank, N.A., Paola, Kansas.

10.34	Consent Order dated September 3, 2008 issued by the Comptroller of the Currency in the matter of Colorado National Bank, Colorado Springs, Colorado.

10.35	Stipulation and Consent to the Issuance of a Consent Order dated September 3, 2008 between the Comptroller of the Currency and Colorado National Bank, Colorado Springs, Colorado.